Rule 497 (e)
                                                033-61122, 033-02460, 033-74092,
                                               333-40309, 333-124048, 333-90737,
                                                                       333-53836

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I

                        SUPPLEMENT DATED NOVEMBER 9, 2007
                         TO PROSPECTUS DATED MAY 1, 2007

      The Prospectus dated May 1, 2007 is hereby amended to remove the Pioneer Core Bond VCT Portfolio.

      Effective November 9, 2007, the following funds will be available in Jefferson National Life Annuity Account G:

      AIM V.I. Capital Development
      AIM V.I. Government Securities
      AIM V.I. International Growth
      Lord Abbett Bond Debenture
      Lord Abbett International
      Lord Abbett Large Cap Core
      Pioneer Bond VCT II
      Wells Fargo Adv Small/Mid Cap Value

      The Prospectus dated May 1, 2007 for Jefferson National Life Annuity Account G is hereby amended to add the following to the Chart for the 30 Day Hold period in the Excessive Trading Limit section:

      Lord Abbett Bond Debenture
      Lord Abbett International
      Lord Abbett Large Cap Core

      Appendix A of Jefferson National Life Annuity Account G is hereby amended to include the following Investment Portfolio summaries:

AIM V.I. Capital Development

The Capital Development Fund seeks long-term growth of capital by investing primarily in equity securities of mid-capitalization companies, with the principal type of equity security being common stock. The Capital Development Fund considers a company to be

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a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Mid Cap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

AIM V.I. Government Securities

The Government Securities Fund seeks a high level of current income consistent with reasonable concern for safety of principal. The Government Securities Fund will invest at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities.

AIM V.I. International Growth

The International Growth Fund seeks long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum. The International Growth Fund focuses on marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. Securities exchange or traded in a foreign or U.S. over-the-counter market.

Lord Abbett Bond Debenture

The Bond Debenture Fund seeks high current income and the opportunity for capital appreciation to produce a high total return. The Bond Debenture Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in bonds, debentures and other fixed income securities.

Lord Abbett International

The International Fund seeks long-term capital appreciation. The International Fund will invest at least 65% of its net assets in equity securities of small companies principally based outside of the United States and diversified among a number of different countries throughout the world.

Lord Abbett Large Cap Core

The Large Cap Core Fund seeks growth of capital and growth of income consistent with reasonable risk. The Large Cap Core Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies.

Pioneer Bond VCT II

The Bond VCT II Fund seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risks. The Bond VCT II Fund seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Wells Fargo Adv Small/Mid Cap Value

The VT Small/Mid Cap Value Fund seeks long-term capital appreciation. The VT Small/Mid Cap Value Fund will invest at least 80% of the Fund's net assets in equity securities of small and medium capitalization companies and up to 30% of the Fund's

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total assets in equity securities of foreign issuers, including ADRs and similar investments.

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-11.09.07